Rule 497(e)
File Nos. 333-189440 and 811-05961

GREAT-WEST SMART TRACK® II VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company of New York

Supplement dated January 16, 2015
to the Prospectus and Statement of Additional Information
dated December 31, 2014

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated December 31, 2014.

Effective immediately, the graphic on page 41 of the Prospectus under the heading, Guarantee Benefit Fee, is hereby deleted and replaced with the following graphic:

GLWB Rider	Current Guarantee Benefit Fee
Fixed	0.90% of the Benefit Base
Floating v1	0.70% of the Covered Fund Value
Floating v2	0.65% of the Benefit Base

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated December 31, 2014.

Please read this Supplement carefully and retain it for future reference.